U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

REMEDIATION SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies: Common Stock
2.  Aggregate number of securities to which transaction applies: 5,886,950
3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.  Proposed maximum aggregate value of transaction:
5.  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

REMEDIATION SERVICES, INC.
1111 Hughes Court
Wylie, Texas 75098

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Remediation Services, Inc., a Nevada corporation, will hold its Annual Meeting of Stockholders at 1541 E Interstate 30, Suite 140, Rockwall, Texas 75087 on December 29, 2008. We are holding the meeting for the following purposes:

1)  To elect members of the Board of Directors, whose terms are described in this e proxy statement;

2)  To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of Remediation Services common stock at the close of business on November 24, 2008, are entitled to vote at the meeting. The Board urges Stockholders to vote "FOR" Item 1 and solicits your vote.

In addition to the proxy statement, proxy card and voting instructions, a copy of Remediation Services’ annual report on Form 10-K and quarterly reports on Form 10-Q, which are not part of the proxy soliciting material is enclosed.

It is important that your shares be represented and voted at the meeting. We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. Simply sign the return card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided to us at the address first written above. Of course, you may also vote your shares in person at the Annual Meeting.

By Order of the Board of Directors,

-----------------------------------
Reed Buley
President

November 14, 2008

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Remediation Services, Inc., a Nevada corporation, to be voted at our Annual Meeting of Stockholders, to be held on December 29, 2008, and at any meeting following postponement or adjournment of the Annual meeting.

You are cordially invited to attend the annual meeting, which will begin at 8:45 AM. The meeting will be held at 1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087. Stockholders will be admitted beginning at 8:30 AM. The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

You will need an admission ticket to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the annual meeting, please retain the admission ticket. A map and directions to the annual meeting are printed on the admission ticket.

If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Signature Stock Transfer, Inc., 2632 Coachlight Court, Plano, Texas 75093, (972) 612-4120. If you arrive at the annual meeting without an admission ticket, we will admit you if we are able to verify that you are a stockholder of Remediation Services, Inc.

We are first mailing this proxy statement, the proxy card and voting instructions on November 26, 2008, to persons who were stockholders at the close of business on November 24, 2008, the record date for the meeting.

IMPORTANT--PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed envelope. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

PROXIES AND VOTING PROCEDURES

You can vote your shares by completing and returning a proxy card or, if you hold your shares in "street name," a voting instruction form.

If your shares are held in "street name," you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

If you hold your shares through a broker, your shares may be voted even if you do not attend the annual meeting.

Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the annual meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the annual meeting.

STOCKHOLDERS ENTITLED TO VOTE

You are entitled to vote at the annual meeting all shares of our common stock that you held as of the close of business on the record date. Each share of our common stock is entitled to one vote with respect to each matter properly brought before the meeting.

On November 24, 2008, the record date, there were 5,886,950 shares of common stock outstanding.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 1111 Hughes Court, Wylie, Texas 75098 between the hours of 10:00 a.m. and 5:00 p.m. local time.

REQUIRED VOTE

The presence, in person or by proxy, of the holders a majority of the shares of a voting group entitled to vote at the annual meeting, shall constitute a quorum of that voting group, which is required in order to transact business at the meeting.

COST OF PROXY DISTRIBUTION AND SOLICITATION

Remediation Services, Inc. will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of Remediation Services, Inc. in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of Remediation Services, Inc., who will receive no additional compensation for soliciting. In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Remediation Services, Inc. stock.

PROPOSAL 1 -

PROPOSAL FOR THE ELECTION OF DIRECTORS

The Board of Directors is comprised of only one director. Directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. Our current sole director, Reed Buley, is standing for reelection, and if he is elected, will continue to be our sole director. To date we have not had annual meeting. We only have one director, who is also our Chief Executive and Financial Officer and therefore there are no family relationships among our directors or executive officers. Provided below is a brief description of our director's business experience during the past five years and an indication of directorships he has held in other companies  subject to the reporting requirements under the Federal securities laws. Our director will serve until the next annual meeting of shareholders and until his successor(s) are elected and qualified, or until his earlier death, retirement, resignation or removal. Information with Respect to Director Nominees

Reed Buley: Mr. Buley Mr. Buley graduated from Trinity Valley Community College in 1992, Since graduation he has held various management and operations positions before moving into the restoration business. In the course of the restoration business, he added the remediation and other specialty services. He was the manager of a water and fire restoration company serving the Dallas/Fort Worth metroplex from 2000 until 2002 when he became President of Slopestyle Corporation. He has been the President of Slopestyle Corporation since December 2002.

Pursuant to our Articles of Incorporation, this proposal can be approved by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTOR.

EXECUTIVE OFFICERS

The following table and text set forth the names and ages of Remediation Services Corporation's executive officers as of November 8, 2008. A brief description of our executive officer and an indication of the directorships, if any, he held in other companies subject to the reporting requirements under the Federal securities laws is provided above within Proposal 1.

Name                       Age        Position
Reed Buley               50         Chief Executive Officer, Chief
                                                 Financial Officer, President,
                                                 Secretary and Director
                                                 Served since December 2002

GOVERNANCE OF REMEDIATION SERVICES, INC.

Due to our lack of operations and size, we have not designated an Audit Committee. Furthermore, we are currently quoted on the OTC Bulletin Board, which is sponsored by the NASD, under the symbol "RMSI.OB" and the OTCBB does not have any listing requirements mandating the establishment of any particular committees. Our board of directors acts as our Audit Committee and performs equivalent functions, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. For these same reasons, we did not have any other separate committees during fiscal year ended December 31, 2007; all functions of a nominating committee, audit committee and compensation committee are currently performed by our director.

Our Board believes that, considering our size and the members of our Board, decisions relating to director nominations can be made on a case-by-case basis by all members of the board without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

The Board does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under "Shareholder Proposals for 2008 Annual Meeting," and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

We have not received any recommendations for a director nominee from any shareholder.

Financial Expert

We do not have a qualified financial expert at this time because we have not been able to hire a qualified candidate and because we do not have the financial resources to afford such an expert. However, we intend to continue to search for a qualified individual for hire.

Board Independence

We only have one director, who is also our sole executive officer. Accordingly, we do not have any "independent" directors, as that term is defined in Section 121(A) of the American Stock Exchange's Listing Standards. Since the OTC Bulletin Board does not require that a majority of our directors be independent, we are required to apply the definition of "independent" used by an exchange that does have such a requirement, such as the American Stock Exchange.

Directors Attendance at Meetings

During fiscal year ended December 31, 2007 the Board held seven meetings and our director attended such meetings. Since we do not have separate committees, no committee meetings were held during fiscal year ended December 31, 2007, but any such issues were discussed at the Board Meetings.

We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our director will attend, absent a valid reason, such as a schedule conflict.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons who beneficially own more than 10% of our common stock to send reports of their ownership of shares of common stock and changes in ownership to us and the SEC. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons for the 2007 fiscal year were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

None.

LEGAL PROCEEDINGS

We are not a party to any material legal proceeding and to our knowledge; no such proceeding is currently contemplated or pending.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Remediation Services, Inc. stockholders who want to communicate with our Board or any individual director can write to:

Remediation Services, Inc.
1111 Hughes Court
Wylie, Texas 75098
Attn: Board Administration

Your letter should indicate that you are a Remediation Services, Inc. stockholder. Depending on the subject matter, management will:

* Forward the communication to the Director or Directors to whom it is addressed;

* Attempt to handle the inquiry directly, for example where it is a request for information about Remediation Services, Inc. or it is a stock-related matter; or

* Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.

EXECUTIVE AND DIRECTOR COMPENSATION

Our sole officer and director received no compensation in 2007 and none through September 30, 2008. We do not have a retirement or stock option or bonus plan for our officers.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board reappointed The Hall Group, CPA's (formerly David S. Hall, P.C.) as the independent accounting firm to audit our financial statements for fiscal year ended December 31, 2007. The Hall Group, CPA's, as the Company's independent accounting firm, audited our financial statements for fiscal years ended 2006 and 2007.

Representatives of The Hall Group, CPA's will not be present at the meeting nor will they be available during that time to respond to any questions.

AUDIT FEES

The fees billed by The Hall Group, CPA's for the indicated services performed during fiscal year ended December 31, 2007 were as follows:

Calendar 2007
Audit fees	$8,000
Audit-related fees	$0
Review fees	$6,000
Tax Fees	$0
All other fees	$0

The amounts shown for "Review  fees" were for reviews of our financial statements for fiscal year ended December 31, 2007 in which they did not audit or issue any report and consultations regarding generally accepted accounting principles.

Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Remediation Services, Inc. by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit. Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year's annual report on Form 10-KSB. At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent Board meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of The Hall Group CPA,s has been approved in advance by the Board, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

BENEFICIAL OWNERSHIP OF REMEDIATION SERVICES, INC. COMMON STOCK

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

The following table sets forth, as of November 14, 2008: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our Common Stock beneficially owned by each such person, and the percent of our Common Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our Common Stock beneficially owned, and the percentage of our Common Stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock except as otherwise indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Voting Securities(1)

Reed Buley 1111 Hughes Court Wylie, Texas 75098	5,000,000 shares	84.93%

Southern Fiduciary, Financial, Inc. 709-B West Rusk, #580 Rockwall, TX 75087	500,000 shares	8.49%

All Directors and officers as a group	5,000,000 shares	84.93%

(1) All Percentages have been rounded up to the nearest one hundredth of one percent.

CHANGES IN CONTROL

To the best of our knowledge, there are no arrangements that could cause a change in our control.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of Remediation Services, Inc., 1541E Interstate 30, Suite 140, Rockwall, Texas 75087:

* Not later than November 21, 2008, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

FORM 10-K

On April 15, 2007, we filed with the SEC an annual report on Form 10-K for the fiscal year ended December 31, 2007. A copy of the Form 10-K is incorporated herein by reference and may be found at http://www.sec.gov/Archives/edgar/data/1353386/000112178108000177/rsi10k123107.txt. Upon written request to the Company's Secretary, the exhibits set forth on the exhibit index of the Form 10-K may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

DOCUMENTS INCORPORATED BY REFERENCE

In our filings with the SEC, information is sometimes "incorporated by reference." This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this proxy statement.

The following information contained in our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on April 15, 2008 (File No. 000-52235) is incorporated by reference herein:
* Part II, Item 7. Management's  Discussion and Analysis of Financial condition and Results of Operations
* Part II, Item 8. Financial Statements and Supplementary Data
* Part II, Item 9. Changes in and Disagreement with Accountants on Accounting and Financial Disclosure

The following information contained in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 as filed with the Securities and Exchange Commission on May 20, 2008 (File No. 000-52235) is incorporated by reference herein:
* Part I, Item 1. Financial Statements
* Part I, Item 2. Management's Discussion and Analysis of Financial condition and Results of Operations

The following information contained in our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2008 as filed with the Securities and Exchange Commission on August 20, 2008 (File No. 000-52235) is incorporated by reference herein:
* Part I, Item 1. Financial Statements
* Part I, Item 2. Management's Discussion and Analysis of Financial condition and Results of Operations

ADMISSION TICKET
REMEDIATION SERVICES, INC.

1541 E Interstate 30, Suite 140
Rockwall, Texas 75087

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST. NOTE:
If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Directions to Meeting:

From Dallas:
East on Interstate 30
Exit 70 / FM 549
U turn over the Freeway
Take the westbound service road one mile
Arrive at 1541 E Interstate 30

PROXY

REMEDIATION SERVICES, INC.
1541 E Interstate 30, Suite 140
Rockwall, Texas 75087

ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 29, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Reed Buley, as proxy of the undersigned, with full power to appoint her substitute, and hereby authorizes her to represent and to vote all the shares of stock of REMEDIATION SERVICES, INC. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual meeting of Shareholders of REMEDIATION SERVICES, INC. to be held at 1541 E Interstate 30, Suite 140, Rockwall, Texas 75087, on December 29, 2008 at 8:45 AM and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no contrary instruction is indicated for any proposal, the vote shall be cast in accordance with the recommendation of the Board of Directors. This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

This proxy is solicited on behalf of the Board of Directors of REMEDIATION SERVICES, INC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

Please mark your votes as indicated in this example:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE
ENCLOSED ENVELOPE.

1. To elect Reed Buley as director.

FOR  AGAINST    ABSTAIN
[_]              [_]                      [_]

Please indicate if you intend to attend this meeting  [_] YES     [_] NO

If address has changed, please check the box and indicate your new address
below    [_]

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I/We: [ ]will attend; [ ]will not attend the meeting.

Signature(s)                    Date: ________________, 2008

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PLEASE PRINT YOUR NAME ABOVE

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.